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                                                                    EXHIBIT 10.1


                                October 19,1999


Charles A. Mele, Esq.
Medical Manager Corporation
669 River Drive
Elmwood Park, NJ 07497

Dear Mr. Mele:

     Reference is made to that certain Registration Rights Agreement (the "Agreement"), dated as of May 16, 1999 and amended on July 23, 1999, by and among Synetic, Inc. (the predecessor to Medical Manager Corporation), Mr. Michael A. Singer, Mr. John H. Kang and Mr. Richard W. Mehrlich. Capitalized terms used herein and not otherwise defined shall have the meaning given to such terms in the Agreement.

     Notwithstanding anything to the contrary set forth in the Agreement, the undersigned agree that Section 2.02(a) of the Agreement is hereby amended by deleting the words "At any time after the Closing Date but not later than the date which is ninety (90) days after the Closing Date," and inserting in lieu thereof the words "At any time after the first anniversary of the Closing Date but not later than the date which is ninety (90) days after the first anniversary of the Closing Date."


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charles A. Mele, Esq.
Page 2


     Please call any of us if you have any questions. Best regards.

                                             Very truly yours,


                                             /s/ Michael A. Singer
                                             -----------------------------------
                                             Michael A. Singer


                                             -----------------------------------
                                             John H. Kang


                                             -----------------------------------
                                             Richard W. Mehrlich


ACKNOWLEDGED AND AGREED:

Medical Manager Corporation, a Delaware
corporation, in its capacity as successor to Synetic, Inc., a Delaware corporation


By: ________________________________________
     Name:
     Title: